                                                                    EXHIBIT 99.2

                            MASTER ALLIANCE AGREEMENT

THIS MASTER ALLIANCE AGREEMENT (this "Agreement") is made and entered into as of September 1, 2000 (the "Effective Date"), by and between Electronic Data Systems Corporation, a Delaware corporation ("EDS"), EDS Information Services L.L.C., a Delaware limited liability company ("EIS"), and webMethods, Inc., a Delaware corporation ("webMethods"). The obligations of EDS set forth in this Agreement will be performed by EDS, itself, and through its direct and indirect wholly-owned subsidiaries, including EIS. All references to EDS in this Agreement will be deemed to include all such subsidiaries, and "indirect wholly-owned subsidiaries" shall mean that each subsidiary link is wholly-owned by the prior link, and EDS and webMethods may be referred to in this Agreement individually as a "Party" and together as the "Parties".

WHEREAS, EDS and webMethods desire to enter into an alliance relationship in order to jointly identify and sell to potential customers of information technology and Internet products and services; and

WHEREAS, webMethods has developed an interface to connect Ariba Network trading partners' ERP systems to the Ariba Network using webMethods' software and it is the intention of the parties to jointly exploit the product licensing and services opportunities presented by webMethods' development of said Ariba Network connection software, and

WHEREAS, this Agreement is to serve as the document which more formally defines such an alliance,

NOW, THEREFORE, the parties hereby agree as follows:

1. DEFINITIONS. As used in this Agreement the following terms shall have the indicated meanings:

"Ariba Network" shall refer to the electronic marketplace developed by Ariba, Inc. to which trading partners may subscribe. "Ariba Supplier Enablement" shall include the joint marketing, sale, delivery, and support of B2Bi solutions and services to Ariba suppliers by webMethods and EDS in accordance with the terms and conditions of this Agreement.

"webMethods Products" means the computer software programs and related documentation provided by webMethods,including the webMethods On-Ramp defined below, as may be amended from time to time as mutually agreed to by the parties, and any and all copies, translations, adaptations, modifications, compilations, arrangements, selections or updates provided to EDS hereunder by webMethods from time to times.

"EDS Services" means information technology and/or consulting services provided by EDS for a customer with respect to webMethods Products.

"Customer" means a prospect identified by either party hereunder or an existing EDS customer which licenses the webMethods Products and purchases the EDS services contemplated by this

Agreement.

2.    TERM.

This Agreement will commence on the Effective Date and will expire two years from such Effective Date (the "Term"), unless earlier terminated in accordance with the terms hereof or extended by mutual agreement of the parties. Thereafter, the term of this Agreement may be extended by mutual written agreement of the Parties.

3.    WEBMETHODS SOFTWARE LICENSE

3.1. Demonstration License and Resale Licenses. The granting of licenses for the demonstration and resale of webMethods products by EDS shall be in accordance with the terms and conditions of the Reseller Agreement dated August 18 2000, as it may be amended from time to time, ("Reseller Agreement").

3.2 Training and Support. Product training and technical support resources related to licenses granted to EDS by webMethods will be as set forth in the Reseller Agreement.

4.    WEBMETHODS' OBLIGATIONS

4.1 webMethods On-Ramp. In accordance with the terms and conditions of the Reseller Agreement WebMethods shall make available to EDS the webMethods Product and service bundle that enables connection to the Ariba Network (hereinafter, the "webMethods' On-Ramp"), which shall be comprised, at a minimum, of the following: (i) webMethods B2B for Partners software which implements the most current generally available implementation of cXML and is interoperable with the Ariba Network, (ii) the necessary professional services to enable a customer to implement webMethods B2B for Partners software, and (iii) the appropriate Connector for a customer's existing line of business systems.

4.2 Preferred Partner. webMethods shall designate EDS as it's sole Preferred Partner for Ariba Supplier Enablement. "Preferred Partner" means that EDS is the only company webMethods will actively promote, provide sales leads to or recommend for implementation of Ariba Supplier Enablement. The service implementation packages for Ariba Supplier Enablement developed and offered for sale by EDS will be considered by webMethods to be the de facto standard therefore and shall be actively promoted by wedMethods as such. Notwithstanding the forgoing, the Parties agree that webMethods may refer prospective customers to other providers if such prospective customers expressly require the services of an alternative to EDS.

4.3 Protection of Preferred Partner Status. webMethods agrees to reasonably cooperate with EDS to prevent any other company from designating itself webMethods' Preferred Partner as defined above, or using a similar term to describe itself. If another company is found to be designating itself a Preferred Partner for Ariba Supplier Enablement, webMethods will reasonably cooperate with EDS to compel such company to cease and desist from doing so.


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4.4 Use of the Term Preferred Partner. webMethods agrees that permitted usage of the term "Preferred Partner," or a mutually agreed upon variation thereof, as it relates to Ariba Supplier Enablement using webMethods Products, will be limited solely to EDS. Acceptable variations of the term Preferred Partner include "Official Partner," "Official Preferred Partner," "Preferred Provider," "Preferred Service Provider," "Preferred Solution Provider," and "Preferred Systems Integrator."

4.5 Sales Leads. "Sales Leads," as used herein, refers to inquiries from existing or prospective Ariba suppliers to Ariba or webMethods about B2Bi solutions and services. In accordance with Section 4.2 above, webMethods will refer to EDS prospective Customers and Sales Leads for Ariba Supplier Enablement and the webMethods On-Ramp obtained from Ariba or other sources. webMethods also will work with EDS to ensure that Ariba provides EDS with all Sales Leads for Ariba Supplier Enablement. Sales Leads will be provided to EDS in a prompt and timely manner. Such Sales Leads will include full disclosure of available pertinent information, including company name, contact name with telephone number and/or e-mail address, specific services and B2Bi solutions of particular interest to the Sales Lead, geographic location, buying criteria and decision-making process, information regarding current and potential future relationship with Ariba and webMethods, any proposal previously submitted by webMethods to them, and any other information that is considered useful for sales and marketing purposes. However, disclosure will not include any information currently covered under a confidentiality agreement or similar such legal arrangement between webMethods and the Sales Lead. webMethods will not be required to provide Sales Leads to EDS in situations wherein a company has specifically requested that webMethods not provide any information to EDS due to a pre-existing relationship with an EDS competitor.

5.  EDS OBLIGATIONS

5.1 Preferred Supplier. EDS agrees that that webMethods shall be EDS' preferred supplier for software providing B2B integration into the Ariba Network. EDS agrees to actively promote and recommend that prospective Customers use the webMethods On-Ramp for Ariba Network Enablement. Notwithstanding the forgoing, the Parties agree that EDS may recommend or provide alternate software performing the same or similar function to that supplied by webMethods if such prospective Customers expressly require an alternative to webMethods.




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5.2 Implementation of webMethods Products. EDS agrees to make generally available the necessary professional services to Customers to implement the webMethods On-Ramp connection through (a) spoke implementations comprised of EDS configuring the webMethods Products to receive messages, responding to those messages, and connecting to the Customer-identified backend system and (b) through hub installations in which a Customer purchases a license for the full use version of webMethods Products and the necessary services to upgrade spoke implementations to hubs. Such services will be provided under and in accordance with a separate Services Agreement to be negotiated in good faith between webMethods and EDS ("Services Agreement").

5.3 Infrastructure, Call Center and Support Services. EDS agrees to make generally available to Customers the necessary professional services required to
(a) achieve the requisite infrastructure, (b) establish a call center that fields phone calls for Ariba Supplier Enablement leads and service calls and (c) provide technical assistance to such Customers who engage EDS to implement webMethods products as set forth above.. Such services will be provided under and in accordance with a separate services agreement to be negotiated in good faith between webMethods and EDS.

5.4 EDS/Customer Engagements. The terms and conditions applicable to the performance of the services set forth in 5.2 and 5.3 above for any specific Customer will be set forth in an agreement mutually acceptable to EDS and that Customer. Such agreement will set forth specific information and parameters pertaining to a specific engagement for which the services are to be performed, such as the resources to be used, place of performance, period of performance, and statement of work to be performed and may contain such additional terms and conditions as the parties thereto may agree upon. EDS expressly reserves the unilateral right to, in good faith, decline, in writing, to provide services for any specific engagement for any specific Customer or prospective Customer , but agrees that such rights will not be unreasonably exercised. In the event that EDS declines to provide said services, webMethods will be free to provide the services or to refer the Customer to another service provider in its sole discretion .

6.  TEAMING AND MARKETING EFFORTS

6.1. Teaming. The Parties agree to cooperate to identify and win mutually beneficial business opportunities. On a case-by-case basis, webMethods and EDS may agree to jointly approach a potential Customer, in a non-exclusive manner unless otherwise agreed to by the parties, and as reflected in writing in a mutually acceptable teaming agreement. Each party will be responsible for its respective products and services, its respective costs and expenses related to the pursuit of each Customer incurred by each party until the parties agree otherwise in writing and for any warranties and support and maintenance obligations offered by such party to the Customer. Each party will be responsible for compensating its own employees (as well as employee benefits) and for their acts and omissions.

6.2. Alliance Managers/Sales Liaison. Upon the Effective Date and for a period of six (6) months thereafter, webMethods will designate one or more alliance managers as sales liaison



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resource(s) dedicated to working with EDS's dedicated Account Executive/Alliance
Director on prospective and ongoing activities arising hereunder. Such individuals will be responsible for the coordination of all activities between EDS and webMethods, the facilitation of the information flow between the two companies, and the coordination of joint marketing and sales opportunities. At least one such individual from each party shall be particularly informed regarding the Ariba Network and the marketing of the webMethods On-Ramp. Each party may change the persons so designated, by written notice to the other party.

6.3. Joint Business and Marketing Plan. EDS and webMethods will cooperate to plan and implement mutually agreeable joint business and marketing programs. Such programs will be documented in a written plan which the parties will negotiate in good faith, document and execute (the "Plan"). The parties will endeavor in good faith to complete an initial Plan within sixty days of the Effective Date. The Plan may be revised by mutual agreement of the parties from time to time, as appropriate, during the term of this Agreement. Joint marketing expenditures will be shared as agreed upon in writing in the Plan. Each party will use commercially reasonable efforts to perform their respective obligations under the Plan.

6.4. Forecast. EDS and webMethods will meet on a quarterly basis at a minimum to provide a mutual forecast of prospective sales, review the current webMethods Ariba Supplier Enablement sales pipeline, generate a status report of outstanding requirements, assess mutual goals, and develop plans for improvement.

7.  WARRANTIES

7.1. Mutual Warranties. Each party hereby represents and warrants to the other that -

(a) It has the right and power to enter into this Agreement, to subscribe to the obligations herein, and to grant the licenses provided hereunder; and

(b) Entering into this Agreement does not violate the terms and conditions of any other agreement providing for cooperative marketing of products of another entity, or any other legal obligations.

7.2. No Other Warranties. EXCEPT AS SPECIFICALLY SET FORTH HEREIN, NEITHER PARTY MAKES ANY OTHER WARRANTY TO THE OTHER PARTY, EITHER EXPRESS, IMPLIED OR STATUTORY, OR ARISING BY COURSE OF CONDUCT OR PERFORMANCE, CUSTOM OR USAGE IN THE TRADE, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF
MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. The warranties set forth in this Section 7 are expressly subject to the limitations of Section 12 (Limitation of Liability).

8.  TRADEMARKS, TRADE NAMES AND INTELLECTUAL PROPERTY

8.1. Use of Marks. EDS and webMethods may use the other party's name, trademark(s) or logo(s) in their own internal advertising, public relations and marketing for the purposes of this



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Agreement, subject to each party's trademark requirements (such as placement, specifications, quality standards and other criteria and requirements) set forth in Exhibit A, attached hereto and made a part hereof. However, all public releases, advertising, external marketing materials or any other publicly distributed materials of one party that refer to the other party, or use the other party's name, trademarks, logo(s) or other marks, shall be subject to the prior written approval of the other party (except for factual disclosures required to be made pursuant to securities or other applicable laws), which consent shall not unreasonably be withheld or delayed.

8.2. Limits on Use of Marks. Each party covenants that it has not and will not register nor apply for registration of the other party's name, trademark(s) or logo(s) nor any names, marks or logos confusingly similar thereto. All uses of a party's name, mark(s) or logo(s) under this Agreement shall inure solely to such party, and the other party shall obtain no rights with respect to the name, mark(s) or logo(s) of such party except as expressly set forth in this Agreement.

8.3. Intellectual Property. Ownership of Intellectual property shall be as set forth in the Reseller Agreement. No licenses will be deemed to have been granted by either party to any of its patents, trade secrets, trademarks or copyrights, except as otherwise expressly provided in this Agreement. Nothing in this Agreement will require EDS or webMethods to violate the proprietary rights of any third party in any software or otherwise.

9.  INDEMNITIES

9.1 Indemnification obligations of the Parties shall be those set forth in the Reseller Agreement and Services Agreement.

10.  CONFIDENTIALITY

10.1. Scope of Obligation. Except as otherwise expressly provided in this Agreement, EDS and webMethods each agrees that (a) all information communicated to it by the other and identified as confidential, whether before or after the date hereof, (b) all information identified as confidential to which it has access in connection with its performance under this Agreement, whether before or after the date hereof, and (c) the terms of this Agreement, are deemed to have been received in confidence and will be used only for purposes of this Agreement, and each of EDS and webMethods agrees to use the same means as it uses to protect its own Confidential Information, but in no event less than reasonable means, to prevent the disclosure and to protect the confidentiality thereof. Such information shall collectively be referred to herein as "Confidential Information." No Confidential Information will be disclosed by the recipient party without the prior written consent of the other party; provided, however, that each party may disclose this Agreement and the other party's Confidential Information to those of the recipient party's full time employees who have a need to have access to such information in connection with their employment by the recipient party, so long as the recipient party advises each such employee of the confidentiality obligations set forth in this Section 10. Compliance by each such employee with such confidentiality obligations will remain the responsibility of the party employing such employee.




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10.2. Exceptions. The foregoing will not prevent either party from disclosing information that belongs to such party or (i) is already known by the recipient party without an obligation of confidentiality other than under this Agreement,
(ii) is publicly known or becomes publicly known through no unauthorized act of the recipient party, (iii) is rightfully received from a third party, or (iv) is independently developed without use of the other party's Confidential Information. If Confidential Information is required to be disclosed pursuant to a requirement of a governmental authority, such Confidential Information may be disclosed pursuant to such requirement so long as the party required to disclose the Confidential Information, to the extent possible, provides the other party with timely prior notice of such requirement and cooperates with such other party in an effort to limit the nature and scope of such required disclosure; provided, however, that, in the event of a tax audit, (A) notice of a disclosure requirement in connection therewith will not be given prior to the commencement of the audit, and (B) the parties will use commercially reasonable efforts to ensure that any Confidential Information that is subject to a valid request for delivery of a copy of such information (including a copy of this Agreement) to the taxing authority is not subject to further disclosure by it (which may be accomplished by marking such information as a trade secret or otherwise). If Confidential Information is required to be disclosed in connection with the conduct of any mediation or arbitration proceeding carried out pursuant to
Section 13, such Confidential Information may be disclosed pursuant to and in accordance with the approval and at the direction of the mediator or arbitrator, as the case may be, conducting such proceeding. Upon written request of the disclosing party at the expiration or termination of this Agreement for any reason, all documented Confidential Information (and all copies thereof) of the disclosing party will be returned to the disclosing party or will be destroyed, with written certification thereof being given to the disclosing party. The provisions of this Section 10 will survive the expiration or termination of this Agreement for any reason.

11.   TERMINATION

11.1. Effect of Termination on Other Agreements. The Parties agree that termination or expiration of this Agreement for any reason, will have no effect on the Reseller Agreement or the Services Agreement, both of which may continue in independent operation, except as otherwise expressly provided in this Agreement.

11.2 Termination. Either party may terminate this Agreement if the other party materially breaches a material provision of this Agreement and such breach remains uncured for a period of thirty (30) days following receipt by such alleged breaching party of written notice from the other party. EDS may terminate this Agreement, upon 30 days written notice and in good faith, if webMethods ceases to be a preferred B2BI-EAI vendor within Ariba's supplier enablement group. In the event of such termination, all EDS prepayment obligations, that EDS has not already made, with the exception of the first five million dollar obligation pursuant to section 7.1 of the Reseller Agreement (which shall be non-refundable) are similarly terminated.

11.3. Termination Obligations.  Upon any termination of this Agreement -



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(a) Each party shall, within thirty (30) business days after the termination is effective, dispose of all advertising materials and other properties, including all Proprietary Information, furnished to it by the other party pursuant only to this Agreement;

(b) Both parties shall cease acting in a manner that would suggest any continuing Preferred Partner or preferred supplier relationship between the parties regarding the services or webMethods' Products, and also shall cease all display and advertising contemplated under this Agreement. However, the parties shall work together in good faith to complete any engagements in process prior to termination.

11.4. Survival. The provisions of this Agreement that would commonly be understood to obligate each or both of the parties beyond the duration of this Agreement, including, but not limited to, the provisions regarding Confidential Information, Intellectual Property, Limitation of Liability, Indemnity, and Relationship of Parties, shall survive any expiration or termination of this Agreement.

12.  LIMITATION OF LIABILITY.

12.1 IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY OF ANY KIND;

12.2 IN NO EVENT SHALL EITHER PARTY BE ENTITLED TO ANY MONETARY DAMAGES AGAINST THE OTHER IN EXCESS OF THE AMOUNT PAID OR PAYABLE TO THE LIABLE PARTY FOR PRODUCTS AND/OR SERVICES, AS APPLICABLE, OR $100,000 WHICHEVER IS GREATER. THE LATTER LIMITATION SHALL NOT APPLY TO DIRECT DAMAGES PROXIMATELY ARISING FROM PERSONAL INJURIES AND PROPERTY DAMAGE CAUSED BY A PARTY'S NEGLIGENCE OR MISCONDUCT, FOR WHICH DAMAGES SUCH PARTY SHALL BE SOLELY LIABLE.

13. DISPUTE RESOLUTION - MEDIATION; ARBITRATION. Any dispute, controversy or claim arising under, out of, in connection with or in relation to this Agreement, or the breach, termination, validity or enforceability of any provision (a "Dispute"), if not resolved informally through negotiation between the parties, will be submitted to non-binding mediation. The parties will mutually determine who the mediator will be from a list of mediators obtained from the American Arbitration Association office located in the city determined as set forth below in this Section 13 (the "AAA"). If the parties are unable to agree on the mediator, the mediator will be selected by the AAA. If any Dispute is not resolved through mediation, it will be resolved by final and binding arbitration conducted in accordance with and subject to the Commercial Arbitration Rules of the AAA then applicable. One arbitrator will be selected by the parties' mutual agreement or, failing that, by the AAA, and the arbitrator will allow such discovery as is appropriate, consistent with the purposes of arbitration in accomplishing fair, speedy and cost effective resolution of disputes. The arbitrator will reference the rules of evidence of the Federal Rules of



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Civil Procedure then in effect in setting the scope of discovery, except that no requests for admissions will be permitted and interrogatories will be limited to identifying (a) persons with knowledge of relevant facts and (b) expert witnesses and their opinions and the bases therefor. Judgment upon the award rendered in any such arbitration may be entered in any court having jurisdiction thereof. Any negotiation, mediation or arbitration conducted pursuant to this
Section 13 will take place in Plano, Texas, if initiated by EDS, and in the Commonwealth of Virginia, if initiated by webMethods. Other than those matters involving injunctive relief or any action necessary to enforce the award of the arbitrator, the parties agree that the provisions of this Section 13 are a complete defense to any suit, action or other proceeding instituted in any court or before any administrative tribunal with respect to any Dispute. Nothing in this Section 13 prevents the parties from exercising their right to terminate this Agreement in accordance with Section 11. The arbitrator will not have authority to award damages in excess of the amount or other than the types allowed by Section 12, may not award a refund of any fees prepaid by EDS except as expressly provided hereunder, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of this Agreement.

14.  GENERAL PROVISIONS

14.1. Independent Contractors. The relationship of EDS and webMethods established by this Agreement is that of independent contractors, and nothing contained in this Agreement will be construed to (a) give either party the power to direct and control the day-to-day activities of the other, (b) constitute the parties as partners, joint venturers, co-owners, or otherwise as participants in a joint or common undertaking, or (c) allow EDS or webMethods to create or assume any obligation on behalf of the other party for any purpose whatsoever, unless otherwise expressly provided herein or in a mutually-executed Teaming Agreement.

14.2. No Waiver. No failure or delay by either party in exercising any right, power or remedy hereunder shall operate as a waiver of any subsequent exercise of such right, power or remedy. It is agreed that any remedies provided in this Agreement shall be cumulative and shall not be exclusive of any other remedies available hereunder or thereunder, or at law or in equity. No amendment, waiver or modification of any provision of this Agreement shall be effective unless in writing and signed by the party against whom such amendment, waiver or modification is sought to be enforced.

14.3. Notices. All notices required to given under this Agreement will be in writing and will be deemed to have been duly given if delivered personally or by a nationally recognized courier service, faxed or mailed by registered or certified mail, return receipt requested, postage prepaid, to the parties at the addresses set forth herein. All notices under this Agreement that are addressed as provided in this Section 13.3, (a) if delivered personally or by a nationally recognized courier service, will be deemed given upon delivery, (b) if delivered by facsimile, will be deemed given when confirmed and (c) if delivered by mail in the manner described above, will be deemed given on the fifth business day after the day it is deposited in a regular depository of the United States mail. Either party may change its address or designee for notification purposes by giving notice to the other of the new address or designee and the date upon which such change will become effective.



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EDS:                                            WEBMETHODS:
---                                             ----------
Electronic Data Systems Corporation             webMethods, Inc.
5400 Legacy Drive                               3930 Pender Drive
_______________                                 Fairfax, Virginia  22030
Plano, TX  75024
Attn: Robb Rasmussen                            Attn:  VP, Legal Services
Telephone:  ___________                                Telephone: 703-460-2550
Telecopier: ___________                         Telecopier: 703-460-2596

14.4. Nonassignability. Each party agrees that its rights and obligations under this Agreement may not be transferred or assigned directly or indirectly without the prior written consent of the other; provided, however, that each party may freely assign the whole of this Agreement to a successor-in-interest (which is not a direct competitor to the non-assigning party) pursuant to a reorganization, merger, or acquisition of all or substantially all of the assigning party's assets. Subject to the above, this Agreement will be binding upon and inure to the benefit of the parties hereto, their successors, and assigns. All assignments or attempted assignments in violation of this Section shall be null and void.

14.5. Severability. Should any provision of this Agreement be held to be void, invalid or inoperative, then such provision and the other related provisions of this Agreement shall be deemed automatically adjusted to conform to the requirements for validity declared at such time and to, as closely as legally permissible, reflect the original intent of the parties. If such provision is of such a nature that it cannot be so adjusted, the provision shall be deemed deleted from this Agreement as though it had never been included herein. In either case, except as set forth above, the remaining provisions of this Agreement shall not be affected.

14.6. Press Releases and Publicity. Any news release, public announcement, advertisement or publicity proposed to be released by either party concerning this alliance or any matters arising under this Agreement shall be subject to the prior written approval of the designated representatives of both parties. At least seven business days must be given for this process. Notwithstanding the above, the parties hereby agree that each may place the other's corporate name and logo (the latter in accordance with the owner's published guidelines, if applicable) in the partner/alliance section of their respective websites and other marketing materials.

14.7. Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original and all of which together will constitute one instrument. Each Related Addendum may be executed in two or more counterparts, each of which will be deemed an original and all of which together will constitute one instrument.

14.8. Headings. Headings in this Agreement are for convenience of reference only and are not part of the substance hereof. All terms defined in this Agreement in the singular form shall have comparable meanings when used in the plural form and vice versa.

14.9. Governing Law. This Agreement will be governed by the substantive laws of the


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Commonwealth of Virginia, without giving effect to any choice-of-law rules that may require the application of the laws of another jurisdiction

14.10 Entire Agreement. This Agreement constitutes and contains the entire alliance agreement of EDS and webMethods and supersedes any and all then prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof and thereof, as applicable; provided however, that this Agreement is not intended to and shall not supersede the terms of the Reseller Agreement between the parties nor such Services Agreement as may be negotiated in good faith between the Parties.

14.11 Order of Precedence. In the event of any express conflict or inconsistency between the provisions of the Reseller Agreement, the Services Agreement and the provisions of this Agreement, the order of precedence will govern and control with respect to interpretation and intent (1) this Agreement (2) the Reseller agreement (3) the Services Agreement.

Attachments


Exhibit A   Trademark Guidelines




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IN WITNESS WHEREOF, the parties have executed this Master Alliance Agreement as of the Date Below.

ELECTRONIC DATA SYSTEMS CORPORATION

By:  /s/ JOHN W. MCCAIN
   ------------------------------------

Title:  SVP
      ---------------------------------
Date:  9-7-00
      ---------------------------------

EDS INFORMATION SERVICES L.L.C.

By:    /s/ JOHN W. MCCAIN
   ------------------------------------

Title:  SVP
      ---------------------------------
Date:  9-7-00
      ---------------------------------

WEBMETHODS, INC.

By:  /s/ DAVID MITCHELL
   ------------------------------------

Title:    COO
      ---------------------------------
Date:   Sept. 5, 2000
      ---------------------------------



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                                    EXHIBIT A

                              TRADEMARK GUIDELINES

FOR WEBMETHODS:

Marks Licensed:

Logo Specifications:

Usage for all Marks:


Presentation of Marks:



FOR EDS:

Marks Licensed:  EDS and the EDS Logo (collectively, the "EDS marks").

Logo Specifications:

1. The preferred typeface for copy is ITC New Baskerville with Univers or Helvetica for headings. If these are not available, use Times or Times New Roman for copy and Helvetica or Aerial for headings.

2.    Clear Space:

                                   [GRAPHIC: EDS LOGO]

We have designed a staging process for the EDS logo. "X" is used to represent the height of the EDS type. Thus, regardless of the size of the logo, the space around the logo must always be at least equal to the size of the EDS type. The minimum size requirements - "X" height is reproduced at a minimum of .25 inches.




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3.    Color Specifications:  The primary corporate color, EDS Blue, shall be used. For print applications of the EDS color palette, the Pantone Color # is 647 blue and the screen mixes of c94/m43/k38 shall be used.


4. Legal Requirements: The symbol "tm" should be used in conjunction with the EDS Logo and the symbol (R) should be used in conjunction with the mark EDS. In a multi-page document, the appropriate symbol shall be used after the first instance of the mark EDS on every page. On all documents, the following legal lines shall be included as a footnote on the last, or only, page: "EDS is a registered mark and the EDS logo is a trademark of Electronic Data Systems Corporation."



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